                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K/A

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):  July 18, 1997

                                  DAOU SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)

         0-22073                                           330284454
(Commission File Number)                    (IRS Employer Identification No.)


                  5120 Shoreham Place, San Diego, California  92122
             (Address of principal executive offices, including zip code)

                                    (619) 452-2221
                 (Registrant's telephone number, including area code)

This Form 8-K/A amends and completes registrant's Form 8-K filed on July 18,
1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of business acquired.

         Audited Financial Statements of Integrex Systems Corporation

           Report of Ernst & Young LLP, Independent Auditors

           Balance Sheets - December 31, 1996 and 1995

           Statements of Income - Years ended December 31, 1996 and 1995

           Statements of Stockholders' Equity - Years ended December 31, 1996 and 1995

           Statements of Cash Flows - Years ended December 31, 1996 and 1995

           Notes to Financial Statements - December 31, 1996

    (b)  Pro Forma Financial Information:

           The unaudited pro forma combined condensed balance sheets at December 31, 1996 and at June 30, 1997 and the pro forma combined condensed statements of operations for the six months ended June
         30, 1996 and 1997 and for the years ended December 31, 1995 and 1996 give effect to the acquisition of Integrex as of December 31, 1996 for the combined condensed pro forma balance sheet and January 1, 1995 for the combined condensed pro forma statements of operations. The pro forma information is based on the historical financial statements of Integrex and DAOU giving effect to the transaction under the pooling-of-interests method of accounting and assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements.

    (c)  Exhibits.

         The following exhibits are filed herewith or incorporated by reference as part of this report:

         Exhibit
           No.               Document Description
         --------       ----------------------------------------------------

           2.1* Agreement and Plan of Merger, dated as of July 8, 1997, by and among DAOU Systems, Inc., a Delaware corporation, DAOU-Integrex, Inc., a Delaware corporation and wholly owned subsidiary of DAOU Systems, Inc., Integrex Systems Corporation, a Delaware corporation, and the Stockholders of Integrex Systems Corporation.

          99.1** Press release entitled "DAOU Systems Merges with INTEGREX Systems Corp."


         * Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on July 18, 1997 and incorporated herein by reference.

         ** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on July 9, 1997 and incorporated herein by reference.

                                 Financial Statements

                             Integrex Systems Corporation

                       YEARS ENDED DECEMBER 31, 1996 AND 1995
                         WITH REPORT OF INDEPENDENT AUDITORS

                             Integrex Systems Corporation

                                 Financial Statements

                        Years ended December 31, 1996 and 1995




                                       CONTENTS

Report of Ernst & Young LLP, Independent Auditors  . . . . . . . . .  6

Financial Statements

Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Statements of Income . . . . . . . . . . . . . . . . . . . . . . . .  8
Statements of Stockholders' Equity . . . . . . . . . . . . . . . . .  9
Statements of Cash Flows . . . . . . . . . . . . . . . . . . . . . . 10
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . 11

                  Report of Ernst & Young LLP, Independent Auditors

Board of Directors
Integrex Systems Corporation

We have audited the accompanying balance sheets of Integrex Systems Corporation as of December 31, 1996 and 1995 and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrex Systems Corporation at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                           ERNST & YOUNG LLP


San Diego, California
July 9, 1997

                                 Integrex Systems Corporation

                                       Balance Sheets


                                                             DECEMBER 31,
                                                        1996            1995
ASSETS                                                  --------------------
 Current assets:
 Cash and cash equivalents                            $  162,921      $  101,571
 Accounts receivable, net of allowance for
  doubtful accounts of $0 in 1995 and $7,000 in 1996   1,201,913         812,450
 Other current assets                                     29,566           6,738
                                                      --------------------------
Total current assets                                   1,394,400         920,759

Equipment, furniture and fixtures, net                   205,877         112,704
Other assets                                              12,956           8,825
                                                      --------------------------
                                                      $1,613,233      $1,042,288
                                                      --------------------------
                                                      --------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Trade accounts payable                                $  24,886      $  155,126
 Accrued salaries and wages                              292,766         184,622
 Deferred revenue                                        166,899          50,470
 Line of credit                                          150,000         180,000
                                                      --------------------------
Total current liabilities                                634,551         570,218

Commitments

Stockholders' equity:
 Common stock, $1 par value:
  Authorized shares - 25,000
  Issued and outstanding shares - 11,525 in 1996
    and 10,950 in 1995, respectively                      11,525          10,950
 Additional paid-in capital                               89,737          61,326
 Retained earnings                                       877,420         399,794
                                                      --------------------------
Total stockholders' equity                               978,682         472,070
                                                      --------------------------
                                                      $1,613,233      $1,042,288
                                                      --------------------------
                                                      --------------------------
SEE ACCOMPANYING NOTES.

                              Integrex Systems Corporation

                                  Statements of Income



                                         YEARS ENDED DECEMBER 31,
                                           1996           1995
                                        -------------------------
Revenues                                $4,455,432     $2,547,691
Cost of revenues                         3,318,819      1,995,641
                                        -------------------------
Gross profit                             1,136,613        552,050

Operating expenses:
 Sales and marketing                       292,938        117,160
 General and administrative                375,076        261,973
                                        -------------------------
                                           668,014        379,133
                                        -------------------------
Income from operations                     468,599        172,917
Interest income, net                        11,169          5,847
                                        -------------------------
Income before income taxes                 479,768        178,764
Provision for state income taxes             2,142              -
                                        -------------------------
Net income                              $  477,626     $  178,764
                                        -------------------------
                                        -------------------------
SEE ACCOMPANYING NOTES.

                           Integrex Systems Corporation

                         Statements of Stockholders' Equity




                                                 COMMON STOCK          ADDITIONAL                     TOTAL
                                            ---------------------        PAID-IN       RETAINED     STOCKHOLDERS'
                                            SHARES         AMOUNT        CAPITAL       EARNINGS         EQUITY
                                            ---------------------------------------------------------------------
Balance at December 31, 1994                 9,800       $  9,800        $39,200       $221,030       $270,030
 Issuance of common stock at $20.24
  per share in exchange for services         1,150          1,150         22,126              -         23,276
 Net income                                      -              -              -        178,764        178,764
                                            ---------------------------------------------------------------------
Balance at December 31, 1995                10,950         10,950         61,326        399,794        472,070
 Issuance of common stock at $50.41
  per share in exchange for services           575            575         28,411              -         28,986
 Net income                                      -              -              -        477,626        477,626
                                            ---------------------------------------------------------------------
Balance at December 31, 1996                11,525        $11,525        $89,737       $877,420       $978,682
                                            ---------------------------------------------------------------------
                                            ---------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                          Integrex Systems Corporation

                            Statements of Cash Flows


                                                     YEARS ENDED DECEMBER 31,
                                                        1996           1995
                                                      -----------------------
OPERATING ACTIVITIES
Net income                                            $477,626     $  178,764
Adjustments to reconcile net income to net
 cash provided by operating activities:
 Depreciation and amortization                          36,942         15,635
 Provision for uncollectible accounts                    7,000              -
 Common stock issued in exchange for services           28,986         23,276
 Changes in operating assets and liabilities:
  Accounts receivable                                 (396,463)      (554,617)
  Other assets                                         (26,960)        (9,353)
  Trade accounts payable                              (130,240)       128,235
  Accrued salaries and wages                           108,145        101,084
  Deferred revenue                                     116,429        125,648
                                                      -----------------------
Net cash provided by operating activities              221,465          8,672

INVESTING ACTIVITIES
Purchases of equipment, furniture and fixtures        (130,115)      (100,894)
                                                      -----------------------
Net cash used in investing activities                 (130,115)      (100,894)

FINANCING ACTIVITIES
Proceeds from (payments on) line of credit             (30,000)       165,000
                                                      -----------------------
Net cash (used in) provided by financing activities    (30,000)       165,000

Net increase in cash and cash equivalents               61,350         72,778
Cash and cash equivalents at beginning of year         101,571         28,793
                                                      -----------------------
Cash and cash equivalents at end of year              $162,921     $  101,571
                                                      -----------------------
                                                      -----------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid                                         $  4,993       $  2,183
                                                      -----------------------
                                                      -----------------------
SEE ACCOMPANYING NOTES.

                          Integrex Systems Corporation

                          Notes to Financial Statements

                              December 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Integrex Systems Corporation (the "Company") was incorporated in the State of Delaware and began conducting business on September 7, 1993. The Company was formed to provide advanced network design, integration and advanced consulting support services to its customers which are primarily healthcare organizations and include educational and governmental institutions. The Company specializes in voice and video networks and also designs integrated cable plants capable of supporting voice, video and high-speed data transmission.

REVENUE RECOGNITION

Contract revenue for the development and installation of network solutions is recognized on the percentage-of-completion method with progress to completion measured based upon labor hours incurred. Revenue from technical support and network management services is recognized over the periods the services are performed.

CASH, CASH EQUIVALENTS

Cash and cash equivalents consist of cash and highly liquid investments with maturities of three months or less when purchased.


EQUIPMENT, FURNITURE AND FIXTURES

Equipment, furniture and fixtures are stated at cost, less allowances for depreciation computed using the straight-line method over the estimated useful lives of the assets, generally five to seven years.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions about the future that affect the amounts reported in the financial statements and disclosures made in the accompanying notes of the financial statements. The actual results could differ from those estimates.

RECENTLY ISSUED ACCOUNTING STANDARDS

The Company adopted Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121") in 1996. SFAS 121 established accounting standards

                          Integrex Systems Corporation

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

for recording the impairment of long-lived assets, certain identifiable intangibles and goodwill. The adoption of SFAS 121 did not have an impact on the Company's financial statements.

2. EQUIPMENT, FURNITURE AND FIXTURES

Equipment, furniture and fixtures consist of the following at:

                                                     DECEMBER 31,
                                                   1996         1995
                                                  ---------------------
Computer and software                             $176,187    $  92,570
Telecommunications equipment                        22,924       18,512
Furniture and office equipment                      63,700       21,614
                                                  ---------------------
    Total cost                                     262,811      132,696
Less accumulated depreciation and amortization     (56,934)     (19,992)
                                                  ---------------------
                                                  $205,877     $112,704
                                                  ---------------------
                                                  ---------------------

3. LINE OF CREDIT

On July 31, 1996, the Company obtained a $300,000 bank line of credit for the purpose of financing its receivables. The line of credit is due on demand but if not demanded is due in full on July 31, 1997. Interest is payable monthly at prime plus 1% (9.25% at December 31, 1996). The line of credit is personally guaranteed by the Company's stockholders. At December 31, 1996, the outstanding balance was $150,000.

4. LEASE COMMITMENTS

The Company has a three-year lease for its office space that commenced April 1, 1995. The lease is subject to annual escalations of 3%. Minimum annual lease payments for the years ended December 31 are as follows:

                     1997                   $133,818
                     1998                     45,043
                                            --------
                                            $178,861
                                            --------
                                            --------

Rent expense for the years ended December 31, 1996 and 1995 was $101,000 and $54,000, respectively.

                          Integrex Systems Corporation

5. STOCKHOLDERS' EQUITY

On October 20, 1994, the Board of Directors approved a stock grant to an employee contingent on that employee meeting certain performance goals for years ended December 31, 1995, 1996, and 1997. During 1995 and 1996, the employee met the performance goals and was issued 1,150 shares of common stock at a deemed fair value of $23,276 and 575 shares at a deemed value of $28,986, respectively. The Company recorded compensation expense at the deemed fair value for financial reporting purposes.

6. INCOME TAXES

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of federal corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Several states in which the Company conducts business impose income taxes on the corporation. All income taxes reflected in these financial statements are for obligations payable to those states.

7. BENEFIT PLAN

On October 20, 1994, the Board of Directors of the Company approved the adoption of a retirement benefit plan effective January 1, 1995. The plan is intended to qualify under Internal Revenue Code Section 401(a) and provides for employee salary deferrals under Internal Revenue Code Section 401(k), company matching payments, and company profit sharing payments. The Board of Directors approved no matching payments for 1996. On October 24, 1996, the Board of Directors approved a company profit sharing payment for 1996 of $97,605.

                 UNAUDITED PRO FORMA COMBINED CONDENSED
                           FINANCIAL STATEMENTS


The following unaudited pro forma combined condensed financial statements give effect to the Merger of DAOU and Integrex accounted for using the pooling-of-interests method of accounting. These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results or financial position that might have been achieved had the Merger occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position which may occur in the future.

Pro forma combined condensed balance sheets are provided as of December 31, 1996 and June 30, 1997, giving effect to the Merger as though it had been consummated on that date. Pro forma combined condensed statements of operations are provided for the six-month periods ended June 30, 1996 and 1997 and the years ended December 31, 1995 and 1996, giving effect to the Merger as though it had occurred at the beginning of the earliest period presented.

The pro forma combined condensed statements of operations for the years ended December 31, 1995 and 1996 are derived from the audited historical financial statements of DAOU and audited historical financial statements of Integrex. The pro forma combined condensed financial statements as of and for the six-month periods ended June 30, 1996 and 1997 have been prepared on the same basis as the historical information derived from the audited financial statements. In the opinion of DAOU's and Integrex's management, the unaudited financial statements of DAOU and Integrex referred to above include all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial position and results of operations for such periods.

                                DAOU Systems, Inc.

                        UNAUDITED PRO FORMA COMBINED CONDENSED
                                  BALANCE SHEETS

                                  June 30, 1997
                                  (in thousands)

                                                                                  PRO FORMA
                                                                                 ADJUSTMENTS
                                                     DAOU           INTEGREX       FOR THE      PRO FORMA
                                                  HISTORICAL       HISTORICAL    TRANSACTION     COMBINED
                                                  -------------------------------------------------------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                          $  5,071         $  606           $  -       $  5,677
 Short-term investments                                9,513              -              -          9,513
 Accounts receivable                                   5,593          1,314              -          6,907
 Contract work-in-progress                             5,297              -              -          5,297
 Deferred income taxes                                   176              -              -            176
 Other current assets                                    604             20              -            624
                                                  -------------------------------------------------------
  Total current assets                                26,254          1,940              -         28,194

Due from officers/stockholders                           253              -              -            253
Equipment, furniture and fixtures, net                 1,885            304              -          2,189
Deferred income taxes                                     23              -              -             23
Other assets                                              73             13              -             86
                                                  -------------------------------------------------------
                                                     $28,488         $2,257           $  -        $30,745
                                                  -------------------------------------------------------
                                                  -------------------------------------------------------
LIABILTIIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Trade accounts payable                             $  1,883         $  516           $  -       $  2,399
 Accrued salaries and wages                              752            333              -          1,085
 Deferred revenue                                        744             98              -            842
 Other accrued liabilities                               472              -            400(2)         872
 Income taxes payable                                     23              -              -             23
                                                  -------------------------------------------------------
  Total current liabilities                            3,874            947            400          5,221
Deferred rent                                             55              -              -             55

Stockholders' equity:
 Preferred stock                                           -              -              -              -
 Common stock                                             11             12            (11)(1)         12
 Additional paid-in capital                           24,563             90             11 (1)     24,664
 Deferred compensation                                (1,037)             -              -         (1,037)
 Retained earnings                                     1,022          1,208           (400)(2)      1,830
                                                  -------------------------------------------------------
  Total stockholders' equity                          24,559          1,310           (400)        25,469
                                                  -------------------------------------------------------
                                                     $28,488         $2,257           $  -        $30,745
                                                  -------------------------------------------------------
                                                  -------------------------------------------------------


SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                                 DAOU Systems, Inc.

                       UNAUDITED PRO FORMA COMBINED CONDENSED
                                   BALANCE SHEETS

                                  December 31, 1996
                                    (in thousands)

                                                                                   PRO FORMA
                                                                                   ADJUSTMENTS
                                                       DAOU           INTEGREX       FOR THE       PRO FORMA
                                                    HISTORICAL       HISTORICAL    TRANSACTION     COMBINED
                                                  ---------------------------------------------------------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                          $  2,284         $  163           $  -       $  2,447
 Accounts receivable                                   4,085          1,202              -          5,287
 Contract work-in-progress                             3,600              -              -          3,600
 Deferred income taxes                                   176              -              -            176
 Other current assets                                    572             30              -            602
                                                  ---------------------------------------------------------
  Total current assets                                10,717          1,395              -         12,112

Due from officers/stockholders                           228              -              -            228
Equipment, furniture and fixtures, net                   827            206              -          1,033
Deferred income taxes                                     23              -              -             23
Other assets                                             115             13              -            128
                                                  ---------------------------------------------------------
                                                     $11,910         $1,614           $  -        $13,524
                                                  ---------------------------------------------------------
                                                  ---------------------------------------------------------
LIABILTIIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Trade accounts payable                               $  530          $  25           $  -         $  555
 Accrued salaries and wages                              583            292              -            875
 Deferred revenue                                        844            167              -          1,011
 Other accrued liabilities                               745              -            400(2)       1,145
 Income taxes payable                                     99              -              -             99
 Line of credit                                            -            150              -            150
                                                  ---------------------------------------------------------
  Total current liabilities                            2,801            634            400          3,835

Deferred rent                                             62              -              -             62
Redeemable preferred stock                             8,190              -              -          8,190

Stockholders' equity:
 Preferred stock                                           -              -              -              -
 Common stock                                              7             12            (11)(1)          8
 Additional paid-in capital                            1,246             90             11 (1)      1,347
 Deferred compensation                                (1,166)             -              -         (1,166)
 Accretion of preferred stock                           (572)             -              -           (572)
 Retained earnings                                     1,342            878           (400)(2)      1,820
                                                  ---------------------------------------------------------
  Total stockholders' equity                             857            980           (400)         1,437
                                                  ---------------------------------------------------------
                                                     $11,910         $1,614           $  -        $13,524
                                                  ---------------------------------------------------------
                                                  ---------------------------------------------------------

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                               DAOU Systems, Inc.

                    UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATMENTS OF OPERATIONS

                        Six months ended June 30, 1997

                     (in thousands, except per share data)


                                                                               PRO FORMA
                                                                               ADJUSTMENTS
                                                     DAOU         INTEGREX      FOR THE          PRO FORMA
                                                  HISTORICAL     HISTORICAL    TRANSACTION       COMBINED
                                                  --------------------------------------------------------
Revenues                                             $11,208         $2,969                       $14,177
Cost of revenues                                       7,604          2,083                         9,687
                                                  ----------------------------                ------------
Gross profit                                           3,604            886                         4,490

Operating expenses:
 Sales and marketing                                   2,096            248                         2,344
 General and administrative                            2,120            264                         2,384
                                                  ----------------------------                ------------
                                                       4,216            512                         4,728
                                                  ----------------------------                ------------
Income (loss) from operations                           (612)           374                          (238)
Interest, net                                            323              6                           329
                                                  ----------------------------                ------------
Income (loss) before income taxes                       (289)           380                            91
Provision for income taxes                                31              -         156 (1)           187
                                                  --------------------------------------------------------
Net income (loss)                                       (320)           380        (156)              (96)
Accretion of redeemable
 preferred stock                                           -              -                             -
                                                  --------------------------------------------------------
Net income (loss) attributable to
 common stock                                        $  (320)        $  380       $(156)           $  (96)
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
Loss per share data:
Net loss per common share                                                                           $  (.01)
                                                                                              ------------
                                                                                              ------------
Weighted average number of
 common shares outstanding                                                                          11,029
                                                                                              ------------
                                                                                              ------------

(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to Merger transaction, Integrex was an S corporation, therefore income taxes were the responsibility of the individual stockholders.

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                               DAOU Systems, Inc.

                      UNAUDITED PRO FORMA COMBINED CONDENSED
                             STATMENTS OF OPERATIONS

                           Year ended December 31, 1996

                      (in thousands, except per share data)

                                                                               PRO FORMA
                                                                               ADJUSTMENTS
                                                     DAOU         INTEGREX      FOR THE          PRO FORMA
                                                  HISTORICAL     HISTORICAL    TRANSACTION       COMBINED
                                                  --------------------------------------------------------
Revenues                                             $19,311         $4,456                       $23,767
Cost of revenues                                      13,556          3,319                        16,875
                                                  ----------------------------                ------------
Gross profit                                           5,755          1,137                         6,892

Operating expenses:
 Sales and marketing                                   1,865            293                         2,158
 General and administrative                            3,885            375                         4,260
                                                  ----------------------------                ------------
                                                       5,750            668                         6,418
                                                  ----------------------------                ------------
Income from operations                                     5            469                           474
Interest, net                                            197             11                           208
                                                  ----------------------------                ------------
Income before income taxes                               202            480                           682
Provision for income taxes                               119              2        195  (1)           316
                                                  --------------------------------------------------------
Net income                                                83            478       (195)               366
Accretion of redeemable
 preferred stock                                         485              -              -            485
                                                  --------------------------------------------------------
Net income (loss) attributable to
 common stock                                        $  (402)        $  478      $(195)           $  (119)
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
Loss per share data:
Net loss per common share                                                                         $  ( .01)
                                                                                              ------------
                                                                                              ------------
Weighted average number of
 common shares outstanding                                                                           9,553
                                                                                              ------------
                                                                                              ------------

(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to Merger transaction, Integrex was an S corporation, therefore income taxes were the responsibility of the individual stockholders.

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                              DAOU Systems, Inc.

                    UNAUDITED PRO FORMA COMBINED CONDENSED
                             STATMENTS OF OPERATIONS

                       Six months ended June 30, 1996

                     (in thousands, except per share data)

                                                                               PRO FORMA
                                                                               ADJUSTMENTS
                                                     DAOU         INTEGREX      FOR THE          PRO FORMA
                                                  HISTORICAL     HISTORICAL    TRANSACTION       COMBINED
                                                  --------------------------------------------------------
Revenues                                              $7,530         $2,110                        $9,640
Cost of revenues                                       5,343          1,567                         6,910
                                                  ----------------------------                ------------
Gross profit                                           2,187            543                         2,730

Operating expenses:
 Sales and marketing                                     706            125                           831
 General and administrative                            1,735            163                         1,898
                                                  ----------------------------                ------------
                                                       2,441            288                         2,729
                                                  ----------------------------                ------------
Income (loss) from operations                           (254)           255                             1
Interest, net                                            120              3                           123
                                                  ----------------------------                ------------
Income (loss) before income taxes                       (134)           258                           124
Provision for income taxes                                22              -        106  (1)           128
                                                  --------------------------------------------------------
Net income (loss)                                       (156)           258       (106)                (4)
Accretion of redeemable
 preferred stock                                          39              -                            39
                                                  --------------------------------------------------------
Net income (loss) attributable to
 common stock                                          $(195)        $  258      $(106)            $  (43)
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
Loss per share data:
Net loss per common share                                                                            $  -
                                                                                               -----------
                                                                                               -----------

Weighted average number of
 common shares outstanding                                                                           9,465
                                                                                              ------------
                                                                                              ------------


(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to Merger transaction, Integrex was an S corporation, therefore income taxes were the responsibility of the individual stockholders.

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                               DAOU Systems, Inc.

                    UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATMENTS OF OPERATIONS

                        Year ended December 31, 1995

                    (in thousands, except per share data)

                                                                               PRO FORMA
                                                                               ADJUSTMENTS
                                                     DAOU         INTEGREX      FOR THE          PRO FORMA
                                                  HISTORICAL     HISTORICAL    TRANSACTION       COMBINED
                                                  --------------------------------------------------------
Revenues                                             $14,330         $2,548                       $16,878
Cost of revenues                                       8,475          1,996                        10,471
                                                  ----------------------------                ------------
Gross profit                                           5,855            552                         6,407

Operating expenses:
Sales and marketing                                      938            117                         1,055
General and administrative                             2,893            262                         3,155
                                                  ----------------------------                ------------
                                                       3,831            379                         4,210
                                                  ----------------------------                ------------
Income from operations                                 2,024            173                         2,197
Interest, net                                             67              6                            73
                                                  ----------------------------                ------------
Income before income taxes                             2,091            179                         2,270
Provision for income taxes                               851              -         73  (1)           924
                                                  --------------------------------------------------------
Net income                                             1,240            179        (73)             1,346
Accretion of redeemable
preferred stock                                           87              -                            87
                                                  --------------------------------------------------------
Net income attributable to common stock             $  1,153         $  179       $(73)            $1,259
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
Earnings per share data:
Net income per common share
and common share equivalents                                                                       $  .16
                                                                                              ------------
                                                                                              ------------

Weighted average number of
common shares and common
share equivalents outstanding                                                                       8,116
                                                                                              ------------
                                                                                              ------------

(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to Merger transaction, Integrex was an S corporation, therefore income taxes were the responsibility of the individual stockholders.

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

        NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                    FINANCIAL  STATEMENTS


1. The unaudited pro forma combined condensed financial statements of DAOU Systems, Inc. ("DAOU") and Integrex Systems Corporation ("Integrex") give retroactive effect to the Merger using the pooling-of-interests method of accounting, and, as a result, the unaudited pro forma combined condensed balance sheets and statements of operations are presented as if the condensed financial statements will become the historical financial statements of DAOU upon issuance of financial statements for a period that includes the Merger date. The unaudited pro forma combined condensed financial statements reflect the issuance of 700,000 fully paid and nonassessable shares of DAOU's common stock for 11,525 shares of Integrex common stock to effect the Merger.

2. The unaudited pro forma combined condensed balance sheets combine DAOU's December 31, 1996 historical balance sheet with Integrex's December 31, 1996 historical balance sheet and DAOU's June 30, 1997 unaudited balance sheet with Integrex's June 30, 1997 unaudited balance sheet. The adjustments relate to the estimated costs of the merger transaction and integration of the businesses and are estimated to be approximately $400,000, net of estimated tax benefits of approximately $100,000.

3. The unaudited pro forma combined condensed statements of operations combine DAOU's historical results for the years ended December 31, 1996 and 1995 and the unaudited six months ended June 30, 1997 and 1996 with the Integrex historical results for the years ended December 31, 1996 and 1995 and the unaudited six months ended June 30, 1997 and 1996, respectively.

4. The unaudited pro forma data are presented for informational purposes only and do not give effect to any synergies that may occur due to the combining of DAOU's and Integrex's existing operations. DAOU expects to incur charges currently estimated to approximate $400,000, net of taxes, in the quarter ending September 30, 1997, the quarter in which the Merger was consummated, to reflect costs associated with combining the operations of the two companies and transaction fees and costs incident to the Merger. This charge is reflected in the unaudited pro forma combined condensed balance sheet but is not included in the unaudited pro forma combined condensed statement of operations.

                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 13, 1997            DAOU SYSTEMS, INC.



                                  By:  /s/ Fred. C. McGee
                                     ------------------------------------------
                                      Fred C. McGee, Chief Financial Officer

                                    EXHIBIT INDEX

         Exhibit
           No.               Document Description
         --------       ----------------------------------------------------
           2.1*         Agreement and Plan of Merger, dated as of
                        July 8, 1997, by and among DAOU Systems, Inc., a
                        Delaware corporation, DAOU-Integrex, Inc., a Delaware corporation and wholly owned subsidiary of DAOU
                        Systems, Inc., Integrex Systems Corporation, a Delaware corporation, and the Stockholders of Integrex Systems
                        Corporation.
          99.1**        Press release entitled "DAOU Systems
                        Merges with INTEGREX Systems Corp."

         * Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on July 18, 1997 and incorporated herein by reference.

         ** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on July 9, 1997 and incorporated herein by reference.